A Closed-End Investment Company
listed on the New York Stock Exchange

100 PARK AVENUE
NEW YORK • NY 10017
212-916-8400 • 1-800-436-8401
E-mail: InvestorRelations@gainv.com
www.generalamericaninvestors.com

For the nine months ended September 30, 2009, the net asset value per Common Share increased 27.6%, while the investment return to our stockholders increased by 36.7%. By comparison, our benchmark, the Standard & Poor’s
500 Stock Index (including income) increased 19.3%. For the twelve months ended September 30, 2009, the return on the net asset value per Common Share was negative by 8.0%, and the return to our stockholders decreased by 5.7%;
these compare with a decline of 6.9% for the S&P 500. During both periods, the discount at which our shares traded continued to fluctuate and on September 30, 2009, it was 11.6%.

As detailed in the accompanying financial statements (unaudited), as of September 30, 2009, the net assets applicable to the Company’s Common Stock were $852,966,353 equal to $26.91 per Common Share.

The increase in net assets resulting from operations for the nine months ended September 30, 2009 was $182,563,799.
During this period, the net realized gain on securities sold was $3,673,117, and the increase in net unrealized appreciation was $182,226,423. Net investment income for the nine months was $5,310,269, and distributions to Preferred Stockholders amounted to $8,646,010.

During the nine months, 288,960 shares of the Company’s Common Stock were repurchased for $6,663,227 at an average discount from net asset value of 13.2% and 380,013 shares of the Company’s Preferred Stock were purchased at an average price of $23.56.

Equity markets rose dramatically in the quarter just ended, resulting in meaningful year-to-date gains. Our portfolio participated fully in the advance, reflecting its broad exposure to leading, high quality companies. The market rally mirrors a general sense that, despite continuing bank failures, the issue of solvency, with respect to the financial system as a whole, has been resolved favorably.

While unemployment may continue to rise and uncertainty related to commercial real estate finance lies ahead, the economy appears to have stabilized and is likely to improve in the near term. Significant monetary and fiscal stimulus have enabled this process but it is unclear how the economy will behave when it is removed eventually as it must be.

Information about the Company, including our investment objectives, operating policies and procedures, investment results, record of dividend and distribution payments, financial reports and press releases, is on our website and has been updated hrough September 30, 2009. It can be accessed on the internet at www.generalamericaninvestors.com.

By Order of the Board of Directors,

GENERAL AMERICAN INVESTORS COMPANY, INC.

Spencer Davidson Chairman of the Board President and Chief Executive Officer

October 14, 2009

			Value
Shares	COMMON STOCKS		(note 1a)
AEROSPACE/DEFENSE (4.7%)
300,000	The Boeing Company		$16,245,000
215,000	Textron Inc.		4,080,700
325,000	United Technologies Corporation		19,802,250
		(COST $52,290,876)	40,127,950
BUILDING AND REAL ESTATE (2.8%)
1,872,000	CEMEX, S.A. de C.V. ADR (a)	(COST $24,109,388)	24,186,240
COMMUNICATIONS AND INFORMATION SERVICES (7.0%)
960,000	Cisco Systems, Inc. (a)		22,598,400
78,000	Leap Wireless International, Inc. (a)		1,524,900
435,500	MetroPCS Communications, Inc. (a)		4,076,280
700,000	QUALCOMM Incorporated		31,486,000
		(COST $48,102,659)	59,685,580
COMPUTER SOFTWARE AND SYSTEMS (9.1%)
1,290,000	Dell Inc. (a)		19,685,400
570,000	Microsoft Corporation		14,660,400
221,100	NetEase.com, Inc. (a)		10,099,848
67,100	Nintendo Co., Ltd.		17,210,884
565,000	Teradata Corporation (a)		15,548,800
		(COST $81,433,781)	77,205,332
CONSUMER PRODUCTS AND SERVICES (10.7%)
350,000	Diageo plc ADR		21,521,500
375,000	Heineken N. V.		17,344,706
466,100	Hewitt Associates, Inc. Class A (a)		16,980,023
450,000	Nestle S.A.		19,065,960
285,000	PepsiCo, Inc.		16,718,100
		(COST $78,280,572)	91,630,289
ENVIRONMENTAL CONTROL (INCLUDING SERVICES) (5.2%)
949,000	Republic Services, Inc.		25,214,930
630,000	Waste Management, Inc.		18,786,600
		(COST $38,960,134)	44,001,530
FINANCE AND INSURANCE (20.0%)
BANKING (1.1%)
155,000	M&T Bank Corporation	(COST $789,946)	9,659,600
INSURANCE (14.8%)
175,000	The Allstate Corporation		5,358,500
315,000	Arch Capital Group Ltd. (a)		21,275,100
300,000	AXIS Capital Holdings Limited		9,054,000
140	Berkshire Hathaway Inc. Class A (a)		14,140,000
250,000	Everest Re Group, Ltd.		21,925,000
525,000	Fidelity National Financial, Inc.		7,917,000
280,000	MetLife, Inc.		10,659,600
275,000	PartnerRe Ltd.		21,158,500
83,000	Transatlantic Holdings, Inc.		4,164,110
215,000	The Travelers Companies, Inc.		10,584,450
		(COST $63,761,058)	126,236,260
OTHER (4.1%)
350,000	American Express Company		11,865,000
1,666,667	Epoch Holding Corporation		14,583,336
645,000	Nelnet, Inc. (a)		8,023,800
		(COST $30,642,922)	34,472,136
		(COST $95,193,926)	170,367,996

			Value
Shares	COMMON STOCKS (continued)		(note 1a)
HEALTH CARE / PHARMACEUTICALS (4.4%)
529,900	Cytokinetics, Incorporated (a)		$2,803,171
119,500	Gilead Sciences, Inc. (a)		5,556,750
195,344	Poniard Pharmaceuticals, Inc. (a)		1,461,173
564,273	Wyeth		27,412,383
		(COST $33,562,783)	37,233,477
MACHINERY AND EQUIPMENT (2.8%)
1,200,000	ABB Ltd. ADR	(COST $13,364,456)	24,048,000
METAL (1.9%)
254,200	Alpha Natural Resources, Inc. (a)		8,922,420
150,000	Nucor Corporation		7,051,500
		(COST $19,939,605)	15,973,920
MISCELLANEOUS (5.7%)
	Other (b)	(COST $49,806,683)	48,957,185
OIL AND NATURAL GAS (INCLUDING SERVICES) (13.2%)
295,478	Apache Corporation		27,133,745
100,000	Devon Energy Corporation		6,733,000
800,000	Halliburton Company		21,696,000
250,000	McDermott International, Inc. (a)		6,317,500
2,050,000	Weatherford International Ltd. (a)		42,496,500
200,000	XTO Energy Inc.		8,264,000
		(COST $76,204,267)	112,640,745
RETAIL TRADE (15.6%)
575,000	Costco Wholesale Corporation		32,418,500
250,000	Target Corporation		11,670,000
1,675,000	The TJX Companies, Inc.		62,226,250
550,000	Wal-Mart Stores, Inc.		26,999,500
		(COST $55,773,354)	133,314,250
SEMICONDUCTORS (2.4%)
700,000	ASML Holding N.V.	(COST $16,353,613)	20,699,000
TECHNOLOGY (3.6%)
750,000	International Game Technology		16,110,000
1,900,000	Xerox Corporation		14,706,000
		(COST $34,368,474)	30,816,000
TRANSPORTATION (0.9%)
236,100	Alexander & Baldwin, Inc.	(COST $11,005,032)	7,576,449
TOTAL COMMON STOCKS (110.0%)		(COST $728,749,603)	938,463,943
Principal Amount	CORPORATE DEBT (c)
CONSUMER PRODUCTS AND SERVICES (1.0%)
$9,600,000	Smithfield Foods, Inc.
	7.75% due 5/15/2013	(COST $7,613,724)	8,592,000
SEMICONDUCTORS (1.3%)
$8,000,000	ASML Holding N.V.
	5.75% due 6/13/2017	(COST $6,990,709)	11,024,761
TECHNOLOGY (1.0%)
$10,000,000	VeriFone Holdings, Inc.
	1.375% due 6/15/2012	(COST $5,506,223)	8,551,000
TOTAL CORPORATE DEBT (3.3%)		(COST $20,110,656)	28,167,761

Shares	SHORT-TERM SECURITY AND OTHER ASSETS
65,883,660	SSgA Prime Money Market Fund (7.7%)	(COST $65,883,660)	$65,883,660
TOTAL INVESTMENTS (d) (121.0%)		(COST $814,743,919)	1,032,515,364
Cash, receivables and other assets less liabilities (1.3%)			10,568,164
PREFERRED STOCK (-22.3%)			(190,117,175)
NET ASSETS APPLICABLE TO COMMON STOCK (100%)			$852,966,353

(a)	Non-income producing security.
(b)	Securities which have been held for less than one year, not previously disclosed, and not restricted.
(c)	Level 2 fair value measurement, note 8.
(d)	At September 30, 2009: (1) the cost of investments for Federal income tax purposes was the same as the cost for financial reporting purposes, (2) aggregate gross unrealized appreciation was $282,209,800, (3) aggregate gross unrealized depreciation was $64,438,355, and (4) net unrealized appreciation was $217,771,445.

Contracts		Value
(100 shares each) COMMON STOCK/EXPIRATION DATE/EXERCISE PRICE		(note 1a)
PUT OPTION
AGRICULTURAL
150 Monsanto Company/October 09/$75.00	(PREMIUM DEPOSITED WITH BROKERS $29,954)	$21,000

The diversification of the Company’s net assets applicable to its Common Stock by industry group as of September 30, 2009 and 2008 is shown in the following table.
			PERCENT COMMON NET ASSETS*
INDUSTRY CATEGORY	COST(000)	VALUE(000)	2009	2008
Finance and Insurance
Banking	$790	$9,660	1.1%	2.0%
Insurance	63,761	126,236	14.8	16.0
Other	30,643	34,472	4.1	4.5
	95,194	170,368	20.0	22.5
Retail Trade	55,773	133,314	15.6	14.1
Oil and Natural Gas (Including Services)	76,204	112,641	13.2	16.8
Consumer Products and Services	85,894	100,222	11.7	11.3
Computer Software and Systems	81,434	77,205	9.1	9.9
Communications and Information Services	48,103	59,686	7.0	9.3
Miscellaneous**	49,807	48,957	5.7	2.9
Environmental Control (Including Services)	38,960	44,002	5.2	5.1
Aerospace/Defense	52,291	40,128	4.7	7.6
Technology	39,875	39,367	4.6	2.3
Health Care/Pharmaceuticals	33,563	37,233	4.4	3.1
Semiconductors	23,344	31,724	3.7	1.3
Machinery and Equipment	13,364	24,048	2.8	2.1
Building and Real Estate	24,109	24,186	2.8	4.2
Metals	19,940	15,974	1.9	—
Transportation	11,005	7,576	0.9	1.1
	748,860	966,631	113.3	113.6
Short-Term Securities	65,884	65,884	7.7	6.7
Total Investments	$814,744	1,032,515	121.0	120.3
Other Assets and Liabilities - Net		10,568	1.3	0.9
Preferred Stock		(190,117)	(22.3)	(21.2)
Net Assets Applicable to Common Stock		$852,966	100.0%	100.0%

*	Net Assets applicable to the Company’s Common Stock.
**	Securities which have been held for less than one year, not previously disclosed, and not restricted.

(see notes to financial statements)

	SHARES OR	SHARES OR
	PRINCIPAL	PRINCIPAL
INCREASES	AMOUNT TRANSACTED	AMOUNT HELD
NEW POSITIONS
ASML Holding N.V. Corporate Bond 5.75% Due 6/13/2017	—	$8,000,000 (b)
Nucor Corporation	150,000	150,000
Poniard Pharmaceuticals	—	195,344 (b)
Smithfield Foods, Inc. Corporate Bond 7.75% Due 5/15/2013	—	$9,600,000 (b)
VeriFone Holdings, Inc. Corporate Bond 1.375% Due 6/15/2012	—	$10,000,000 (b)
XTO Energy Inc.	200,000	200,000
ADDITIONS
Alpha Natural Resources, Inc.	54,200 (c)	254,200
Fidelity National Financial, Inc.	25,000	525,000
Nelnet, Inc.	10,000	645,000
Wyeth	138,873	564,273
DECREASES
ELIMINATIONS
Cougar Biotechnology, Inc.	70,500	—
Lamar Advertising Company Class A	224,100	—
REDUCTIONS
American Express Company	25,000	350,000
Apache Corporation	164,322	295,478
AXIS Capital Holdings Limited	50,000	300,000
Dell Inc.	190,000	1,290,000
Leap Wireless International, Inc.	50,000	78,000
MetroPCS Communications, Inc.	674,500	435,500
NetEase.com, Inc.	74,000	221,100
Textron Inc.	203,700	215,000
The Travelers Companies, Inc.	20,000	215,000

(a)	Excludes transactions in Common Stocks - Miscellaneous - Other.
(b)	Shares purchased in prior period and previously carried under Common and Preferred Stocks or Corporate Debt - Miscellaneous - Other.
(c)	Shares received in conjunction with a merger.

(see notes to financial statements)

ASSETS
INVESTMENTS, AT VALUE (NOTE 1a)
Common stocks (cost $728,749,603)		$938,463,943
Corporate debt (cost $20,110,656)		28,167,761
Money market fund (cost $65,883,660)		65,883,660
Total investments (cost $814,743,919)		1,032,515,364
CASH, RECEIVABLES AND OTHER ASSETS
Cash (a)	$1,133,534
Receivable for securities sold	14,547,990
Premiums deposited with brokers for options written	29,954
Dividends, interest and other receivables	2,694,866
Qualified pension plan asset, net excess funded (note 6)	3,615,813
Prepaid expenses and other assets	2,980,071	25,002,228
TOTAL ASSETS		1,057,517,592
LIABILITIES
Payable for securities purchased	6,233,317
Accrued preferred stock dividend not yet declared	219,955
Outstanding options written, at value (premiums deposited with brokers $29,954) (note 1a)	21,000
Accrued supplemental pension plan liability (note 6)	3,288,441
Accrued supplemental thrift plan liability (note 6)	2,334,750
Accrued expenses and other liabilities	2,336,601
TOTAL LIABILITIES		14,434,064
5.95% CUMULATIVE PREFERRED STOCK, SERIES B -
7,604,687 shares at a liquidation value of $25 per share (note 2)		190,117,175
NET ASSETS APPLICABLE TO COMMON STOCK - 31,691,912 shares (note 2)		$852,966,353
NET ASSET VALUE PER COMMON SHARE		$26.91
NET ASSETS APPLICABLE TO COMMON STOCK
Common Stock, 31,691,912 shares at par value (note 2)	$31,691,912
Additional paid-in capital (note 2)	602,500,920
Undistributed realized gain on investments	3,656,201
Undistributed net investment income	11,069,451
Accumulated other comprehensive income (note 6)	(4,855,518)
Unallocated distributions on Preferred Stock	(8,877,012)
Unrealized appreciation on investments and options	217,780,399
NET ASSETS APPLICABLE TO COMMON STOCK		$852,966,353
(a) $1,181,250 held by custodian in a segregated custodial account as collateral for written options.
(see notes to financial statements)

INCOME
Dividends (net of foreign withholding taxes of $332,152)	$11,737,937
Interest	2,307,026	$14,044,963
EXPENSES
Investment research	4,549,944
Administration and operations	2,225,353
Office space and general	1,242,877
Directors’ fees and expenses	213,987
Auditing and legal fees	153,151
Miscellaneous taxes	151,492
Transfer agent, custodian and registrar fees and expenses	107,577
Stockholders’ meeting and reports	90,313	8,734,694
NET INVESTMENT INCOME		5,310,269
REALIZED GAIN AND CHANGE IN UNREALIZED APPRECIATION ON INVESTMENTS (NOTES 1, 4 AND 5)
Net realized gain on investments:
Securities transactions (long-term, except for $1,824,588)	3,954,322
Written option transactions	(281,205)
	3,673,117
Net increase in unrealized appreciation:
Securities	182,217,469
Written options	8,954
	182,226,423
NET GAIN ON INVESTMENTS		185,899,540
DISTRIBUTIONS TO PREFERRED STOCKHOLDERS		(8,646,010)
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS		$182,563,799

	Nine Months Ended	Year Ended
	September 30, 2009	December 31,
OPERATIONS	(Unaudited)	2008
Net investment income	$5,310,269	$13,446,046
Net realized gain on investments	3,673,117	16,414,799
Net increase (decrease) in unrealized appreciation	182,226,423	(523,757,542)
	191,209,809	(493,896,697)
Distributions to Preferred Stockholders:
From net investment income	—	(3,474,724)
From long-term capital gains	—	(8,425,276)
Unallocated distributions	(8,646,010)	387
Decrease in net assets from Preferred distributions	(8,646,010)	(11,899,613)
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	182,563,799	(505,796,310)
OTHER COMPREHENSIVE INCOME (Adjustment to apply FAS 158; Note 6)	1,921,091	(7,885,172)
DISTRIBUTIONS TO COMMON STOCKHOLDERS
From net investment income	—	(6,024,428)
From long-term capital gains	—	(14,620,307)
DECREASE IN NET ASSETS FROM COMMON DISTRIBUTIONS	—	(20,644,735)
CAPITAL SHARE TRANSACTIONS (NOTE 2)
Value of Common Shares issued in payment of dividends and distributions	—	7,928,339
Cost of Common Shares purchased	(6,663,227)	(1,986,688)
Benefit to Common Shareholders resulting from Preferred Shares purchased	546,889	59,398
INCREASE (DECREASE) IN NET ASSETS - CAPITAL TRANSACTIONS	(6,116,338)	6,001,049
NET INCREASE (DECREASE) IN NET ASSETS	178,368,552	(528,325,168)
NET ASSETS APPLICABLE TO COMMON STOCK
BEGINNING OF PERIOD	674,597,801	1,202,922,969
END OF PERIOD (including undistributed net investment income of $11,069,451 and
$5,759,182, respectively)	$852,966,353	$674,597,801
(see notes to financial statements)

The following table shows per share operating performance data, total investment return, ratios and supplemental data for the nine months ended September 30, 2009 and for each year in the five-year period ended December 31, 2008. This information has been derived from information contained in the financial statements and market price data for the Company’s shares.

	Nine Months
	Ended
	September 30, 2009	Year Ended December 31,
	(Unaudited)	2008	2007	2006	2005	2004
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$21.09	$38.10	$40.54	$39.00	$35.49	$33.11
Net investment income	.17	.42	.31	.34	.19	.32
Net gain (loss) on investments -
realized and unrealized	5.86	(16.15)	3.39	4.72	5.85	3.48
Other comprehensive income	.06	(.25)	.02	.03	—	—
Distributions on Preferred Stock:
Dividends from net investment income	—	(.11)	(.02)	(.04)	(.03)	(.09)
Distributions from net short-term capital gains	—	—	(.03)	(.01)	(.08)	—
Distributions from net long-term capital gains	—	(.27)	(.36)	(.36)	(.30)	(.32)
Unallocated distribution	(.27)	—	—	—	—	—
	(.27)	(.38)	(.41)	(.41)	(.41)	(.41)
Total from investment operations	5.82	(16.36)	3.31	4.68	5.63	3.39
Distributions on Common Stock:
Dividends from net investment income	—	(.19)	(.33)	(.29)	(.15)	(.23)
Distributions from net short-term capital gains	—	—	(.38)	(.04)	(.44)	—
Distributions from net long-term capital gains	—	(.46)	(5.04)	(2.81)	(1.53)	(.78)
	—	(.65)	(5.75)	(3.14)	(2.12)	(1.01)
Net asset value, end of period	$26.91	$21.09	$38.10	$40.54	$39.00	$35.49
Per share market value, end of period	$23.79	$17.40	$34.70	$37.12	$34.54	$31.32
TOTAL INVESTMENT RETURN - Stockholder
return, based on market price per share	36.72%*	(48.20)%	8.72%	16.78%	17.40%	8.79%
RATIOS AND SUPPLEMENTAL DATA
Net assets applicable to Common Stock,
end of period (000’s omitted)	$852,966	$674,598	$1,202,923	$1,199,453	$1,132,942	$1,036,393
Ratio of expenses to average net assets
applicable to Common Stock	1.65%**	0.87%	1.11%	1.06%	1.25%	1.15%
Ratio of net income to average net assets
applicable to Common Stock	1.01%**	1.31%	0.78%	0.86%	0.51%	0.94%
Portfolio turnover rate	15.70%*	25.52%	31.91%	19.10%	20.41%	16.71%
PREFERRED STOCK
Liquidation value, end of period (000’s omitted)	$190,117	$199,617	$200,000	$200,000	$200,000	$200,000
Asset coverage	549%	438%	701%	700%	666%	618%
Liquidation preference per share	$25.00	$25.00	$25.00	$25.00	$25.00	$25.00
Market value per share	$24.35	$21.90	$21.99	$24.44	$24.07	$24.97
*Not annualized
**Annualized

1. SIGNIFICANT ACCOUNTING POLICIES - General American Investors Company, Inc. (the “Company”), established in 1927, is registered under the Investment Company Act of 1940 as a closed-end, diversified management investment company. It is internally managed by its officers under the direction of the Board of Directors.
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires man-
agement to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.
a. SECURITY VALUATION Equity securities traded on a national securities exchange are valued at the last reported sales price on the last business day of the period. Equity securities reported on the NASDAQ national market are valued at the official closing price on that day. Listed and NASDAQ equity securities for which no sales are reported on that day and other securities traded in the over-
the-counter market are valued at the last bid price (asked price for options written) on the valuation date. Equity securities traded pri-
marily in foreign markets are valued at the closing price of such securities on their respective exchanges or markets. Corporate debt securities, domestic and foreign, are generally traded in the over-the-counter market rather than on a securities exchange. The
Company utilizes the latest bid prices provided by independent dealers and information with respect to transactions in such securi-
ties to determine current market value. If, after the close of foreign markets, conditions change significantly, the price of certain for-
eign securities may be adjusted to reflect fair value as of the time of the valuation of the portfolio. Investments in money market funds are valued at their net asset value.
b. OPTIONS The Company may purchase and write (sell) put and call options. The Company typically purchases put options or writes call options to hedge the value of portfolio investments while it typically purchases call options and writes put options to obtain equi-
ty market exposure under specified circumstances. The risk associated with purchasing an option is that the Company pays a premi-
um whether or not the option is exercised. Additionally, the Company bears the risk of loss of the premium and a change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums received from writing options are reported as a liability on the Statement of Assets and Liabilities.
Those that expire unexercised are treated by the Company on the expiration date as realized gains on written option transactions in the Statement of Operations. The difference between the premium received and the amount paid on effecting a closing purchase trans-
action, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss on written option transactions in the Statement of Operations. If a call option is exer-
cised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Company has real-
ized a gain or loss on investments in the Statement of Operations. If a put option is exercised, the premium reduces the cost basis for the securities purchased by the Company and is parenthetically disclosed under cost of investments on the Statement of Assets and
Liabilities. The Company as writer of an option bears the market risk of an unfavorable change in the price of the security underly-
ing the written option. See Note 5 for written option activity.
c. SECURITIES TRANSACTIONS AND INVESTMENT INCOME Securities transactions are recorded as of the trade date. Dividend income and distributions to stockholders are recorded as of the ex-dividend dates. Interest income, adjusted for amortization of discount and pre-
mium on investments, is earned from settlement date and is recognized on the accrual basis. Cost of short-term investments repre-
sents amortized cost.
d. FOREIGN CURRENCY TRANSLATION AND TRANSACTIONS Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies versus U.S. dollars on the date of valuation.
Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using proce-
dures established and approved by the Company’s Board of Directors. The Company does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.
Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in secu-
rities held at the end of the reporting period.
Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S.
companies as a result of, among other factors, the possibility of political or economic instability or the level of governmental super-
vision and regulation of foreign securities markets.
e. DIVIDENDS AND DISTRIBUTIONS The Company expects to pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually to common shareholders and quarterly to preferred shareholders. Dividends and distri-
butions to common and preferred shareholders, which are determined in accordance with Federal income tax regulations are record-
ed on the ex-dividend date. Distributions for tax and book purposes are substantially the same. Permanent book/tax differences relat-
ing to income and gains are reclassified to paid-in capital as they arise.
f. FEDERAL INCOME TAXES The Company’s policy is to fulfill the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to its stockholders. Accordingly, no provision for Federal income taxes is required. As of and during the period ended September 30, 2009, the Company did not have any liabilities for any unrecognized tax positions. The Company recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. During the period, the Company did not incur any interest or penalties.
g. CONTINGENT LIABILITIES Amounts related to contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of a matter that are reasonably estimable and, if so, they are included in the accrual.
h. INDEMNIFICATIONS In the ordinary course of business, the Company enters into contracts that contain a variety of indemnifications.
The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or loss-
es pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.
2. CAPITAL STOCK AND DIVIDEND DISTRIBUTIONS - The authorized capital stock of the Company consists of 50,000,000 shares of
Common Stock, $1.00 par value, and 10,000,000 shares of Preferred Stock, $1.00 par value. With respect to the Common Stock,
31,691,912 shares were issued and outstanding on September 30, 2009.
On September 24, 2003, the Company issued and sold 8,000,000 shares of its 5.95% Cumulative Preferred Stock, Series B in an under-
written offering. The Preferred Shares were noncallable for the 5 year period ended September 24, 2008 and have a liquidation prefer-
ence of $25.00 per share plus accumulated and unpaid dividends to the date of redemption. On December 10, 2008, the Board of

2. CAPITAL STOCK AND DIVIDEND DISTRIBUTIONS - (Continued from bottom of previous page.)
Directors authorized the repurchase of 1 million Preferred Shares in the open market at prices below $25.00 per share. A total of 380,013
Preferred Shares were repurchased at an average cost per share of $23.56 during the nine month period ended September 30, 2009. The average discount of $1.44 per Preferred Share, $546,889 in aggregate, was credited to additional paid-in capital of the Common Stock.
There were 7,604,687 Preferred Shares outstanding on September 30, 2009.

The Company is required to allocate distributions from long-term capital gains and other types of income proportionately among hold-
ers of shares of Common Stock and Preferred Stock. To the extent that dividends on the shares of Preferred Stock are not paid from long-term capital gains, they will be paid from ordinary income or net short-term capital gains or will represent a return of capital.

Under the Investment Company Act of 1940, the Company is required to maintain an asset coverage of at least 200% of the Preferred
Stock. In addition, pursuant to Moody’s Investor Service, Inc. Rating Agency Guidelines, the Company is required to maintain a cer-
tain discounted asset coverage for its portfolio that equals or exceeds a Basic Maintenance Amount. The Company has met these requirements since the issuance of the Preferred Stock. If the Company fails to meet these requirements in the future and does not cure such failure, the Company may be required to redeem, in whole or in part, shares of Preferred Stock at a redemption price of $25.00 per share plus accumulated and unpaid dividends. In addition, failure to meet the foregoing asset coverage requirements could restrict the
Company’s ability to pay dividends on shares of Common Stock and could lead to sales of portfolio securities at inopportune times.

The holders of Preferred Stock have voting rights equivalent to those of the holders of Common Stock (one vote per share) and, gen-
erally, vote together with the holders of Common Stock as a single class.

At all times, holders of Preferred Stock will elect two members of the Company’s Board of Directors and the holders of Preferred and
Common Stock, voting as a single class, will elect the remaining directors. If the Company fails to pay dividends on the Preferred Stock in an amount equal to two full years’ dividends, the holders of Preferred Stock will have the right to elect a majority of the directors. In addition, the Investment Company Act of 1940 requires that approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Stock and (b) take any action requiring a vote of security holders, including, among other things, changes in the Company’s subclassification as a closed-end investment company or changes in its fundamental investment policies.

The Company classifies its Preferred Stock pursuant to the requirements of EITF D-98, Classification and Measurement of Redeemable
Securities, which require that preferred stock for which its redemption is outside of the company’s control should be presented outside of net assets in the statement of assets and liabilities.

Transactions in Common Stock during the nine months ended September 30, 2009 and the year ended December 31, 2008 were as follows:

	Shares		Amount
	2009	2008	2009	2008
Shares issued in payment of dividends and distributions
(includes 103,047 shares issued from treasury)	—	509,861	—	$509,861
Increase in paid-in capital			—	7,418,478
Total increase			—	7,928,339
Shares purchased (average discount from NAV of 13.2% and
19.8%, respectively)	288,960	102,047	($288,960)	(102,047)
Decrease in paid-in capital			(6,374,267)	(1,884,641)
Total decrease			(6,663,227)	(1,986,688)
Net increase (decrease)			($6,663,227)	$5,941,651

At September 30, 2009, the Company held in its treasury 288,960 shares of Common Stock with an aggregate cost in the amount of
$6,663,227. Distributions for tax and book purposes are substantially the same.

3. OFFICERS’ COMPENSATION - The aggregate compensation paid and accrued by the Company during the nine months ended September
30, 2009 to its officers (identified on back cover) amounted to $3,321,750.

4. PURCHASES AND SALES OF SECURITIES - Purchases and sales of securities (other than short-term securities and options) for the nine months ended September 30, 2009 amounted to $149,128,555 and $124,473,844.

5. WRITTEN OPTIONS - Transactions in written covered call and collateralized put options during the nine months ended September
30, 2009 were as follows:

	Covered Calls		Collateralized Puts
	Contracts	Premiums	Contracts	Premiums
Options written	7,095	$1,255,603	400	$134,176
Options expired	(1,176)	(258,082)	—	—
Options exercised	(3,619)	(474,577)	(250)	(104,222)
Options terminated in closing purchase transaction	(2,300)	(522,944)	—	—
Options outstanding, September 30, 2009	0	$0	150	$29,954

6. BENEFIT PLANS - The Company has funded (qualified) and unfunded (supplemental) noncontributory defined benefit pension plans that cover its employees. The plans provide defined benefits based on years of service and final average salary with an offset for a por-
tion of social security covered compensation. The components of the net periodic benefit cost (income) of the plans for the nine months ended September 30, 2009 were:

Service cost	$278,486
Interest cost	581,820
Expected return on plan assets	(724,316)
Amortization of prior service cost	20,194
Recognized net actuarial loss	265,389
Net periodic benefit cost	$421,573

6. BENEFIT PLANS - (Continued from bottom of previous page.)
The Company also has funded (qualified) and unfunded (supplemental) defined contribution thrift plans that are available to its employ-
ees. The aggregate cost of such plans for the nine months ended September 30, 2009 was ($991,337). The qualified thrift plan acquired
21,200 shares, sold 8,144 shares, and transferred out 152,418 shares of the Company’s Common Stock during the nine months ended
September 30, 2009 and held 505,425 shares of the Company’s Common Stock at September 30, 2009. The supplemental thrift plan’s unfunded liability at September 30, 2009 was $2,334,750.

The Company applies the recognition provisions of Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting
Standards No. 158 “Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans” which requires employers to recognize the overfunded or underfunded status of a defined benefit postretirement plan as an asset or liability in the Statement of Assets and Liabilities and to recognize changes in funded status in the year in which the changes occur through other comprehensive income.

7. OPERATING LEASE COMMITMENT - In September 2007, the Company entered into an operating lease agreement for office space which expires in February 2018 and provides for future rental payments in the aggregate amount of approximately $10,755,000, net of con-
struction credits. The lease agreement contains clauses whereby the Company receives free rent for a specified number of months and credit towards construction of office improvements, and incurs escalations annually relating to operating costs and real property taxes and to annual rent charges beginning in February 2013. The Company has the option to renew the lease after February 2018 for five years at market rates. Rental expense approximated $814,300 for the nine months ended September 30, 2009. Minimum rental commit-
ments under the operating lease are approximately $1,075,000 per annum in 2010 through 2012, $1,183,000 in 2013 through 2017, and
$99,000 in 2018.

8. FAIR VALUE MEASUREMENTS - Various data inputs are used in determining the value of the Company’s investments. These inputs are summarized in a hierarchy consisting of the three broad levels listed below:

Level 1 - quoted prices in active markets for identical securities (including money market funds which are valued using amortized cost and which transact at net asset value, typically $1 per share),

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.), and

Level 3 - significant unobservable inputs (including the Company’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Company’s net assets as of September 30, 2009:

Assets	Level 1	Level 2	Level 3	Total
Common stocks	$938,463,943	—	—	$938,463,943
Corporate debt	—	$28,167,761	—	28,167,761
Money market fund	65,883,660	—	—	65,883,660
Total	$1,004,347,603	$28,167,761	—	$1,032,515,364
Liabilities
Options written	($21,000)	—	—	($21,000)

9. LITIGATION - The Company is subject to a legal action that is covered under the terms of its insurance policies. Defense and legal costs are being funded by the insurer; damages are unspecified at this time. No liabilities or expenses have been incurred by the
Company to date.

10. SUBSEQUENT EVENTS - Subsequent events have been evaluated through October 14, 2009, the date the financial statements were available to be issued. There are no events to report subsequent to September 30, 2009.

Purchases of the Company’s Common Stock as set forth in Note 2 on page 10, may be made at such times, at such prices, in such amounts and in such manner as the Board of Directors may deem advisable.

The policies and procedures used by the Company to determine how to vote proxies relating to portfolio securities and the Company’s proxy voting record for the twelve-month period ended June 30, 2009 are available: (1) without charge, upon request, by calling us at our toll-free telephone num-
ber (1-800-436-8401), (2) on the Company’s website at www.generalamericaninvestors.com and (3) on the Securities and Exchange Commission’s
website at www.sec.gov.

In addition to distributing financial statements as of the end of each quarter, General American Investors files a Quarterly Schedule of Portfolio
Holdings (Form N-Q) with the Securities and Exchange Commission (“SEC”) as of the end of the first and third calendar quarters. The Company’s
Forms N-Q are available at www.generalamericaninvestors.com and on the SEC’s website: www.sec.gov. Also, Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. A copy of the Company’s Form N-Q may also be obtained by calling us at 1-800-436-8401.

On April 30, 2009, the Company submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the Company’s prin-
cipal executive officer certified that he was not aware, as of that date, of any violation by the Company of the NYSE’s Corporate Governance list-
ing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Company’s principal executive and principal financial officer made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q relating to, among other things, the Company’s disclosure controls and procedures and internal control over financial reporting, as applicable.

                                DIRECTORS

                        Spencer Davidson, Chairman
             Sidney R. Knafel, Lead Independent Director

Arthur G. Altschul, Jr.                       John D. Gordan, III
Rodney B. Berens                             Daniel M. Neidich
Lewis B. Cullman                             D. Ellen Shuman
Gerald M. Edelman                           Raymond S. Troubh

                                OFFICERS

Spencer Davidson, President & Chief Executive Officer
Andrew V. Vindigni, Senior Vice-President
Sally A. Lynch, Vice-President
Eugene S. Stark, Vice-President, Administration &
Chief Compliance Officer
Jesse R. Stuart, Vice-President
Diane G. Radosti, Treasurer
Carole Anne Clementi, Secretary
Craig A. Grassi, Assistant Vice-President
Maureen E. LoBello, Assistant Secretary

                       SERVICE COMPANIES

COUNSEL
  Sullivan & Cromwell LLP

INDEPENDENT AUDITORS
  Ernst & Young LLP

CUSTODIAN
  State Street Bank and Trust Company

TRANSFER AGENT AND REGISTRAR
  American Stock Transfer & Trust Company
  59 Maiden Lane
  New York, NY 10038
   www.amstock.com
  1-800-413-5499